Exhibit 99.2

© 2025 authID Inc. All Rights Reserved. Ǫ3 2025 Results Conference Call Novenber 12, 2025 NASDA Ǫ : AUID

© 2025 authID Inc. All Rights Reserved. This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, sales pipeline, potential contract signings, booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts and their adoption by customers' users ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; the increase in international tariffs and uncertainty over international trading conditions, changes in domestic and international economic and political conditions, the impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2024 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . Disclainer G Forward Looking Statenents - 2 -

© 2025 authID Inc. All Rights Reserved. CEO Renarks

Four Key Updates ▪ Topline Revenue ▪ Customer and Partners Successes ▪ Our Industry Leading Technology ▪ Top Priorities - 4 - © 2025 authID Inc. All Rights Reserved.

• Multi - national operations, based in Europe • Identity Verification for onboarding employees • Re - authentication for employees • Call Center, password reset, and account recovery for employees - 5 - © 2025 authID Inc. All Rights Reserved. Top 10 Global Supernarket Retailer NEC Networks G Systen Integration Corp Ǫ3 Contract Bookings Include Two Blue Chips • NESIC, a subsidiary of NEC ($21B global company) • Identity Verification for onboarding Employees • Re - authentication for employees • Call Center, password reset, and account recovery for employees The Pipeline Group, a Lead Generation Co. • Inc. 5000 fastest growing company 5 yrs in a row • Identity Verification for onboarding employees • Re - authentication for employees • Call Center, password reset, and account recovery for employees Banking Institution • Long standing International Bank • Identity Verification for onboarding employees • Re - authentication for employees • Call Center, password reset, and account recovery for employees

Prospects Rank in the Top 10 Leaders in Their Industries

From “Not Yet” to “Let’s Engage”

Just a year ago, these organizations wouldn’t have considered authID.
After our critical technology advancements, they’re not only evaluating us — **they’re actively engaged**.

World’s Most Recognizable Brands

- Global leader in payroll and workforce management technology
- The largest global biometric hardware provider
- Global leader in digital payments
- Tier-one AI Chip Innovator
- Global and U.S. professional sports organizations
- One of the largest retail chains in the United Kingdom
- Major integrated U.S. healthcare network
- Global beauty and cosmetics retailer
- National specialty retail chain
- U.S. federal financial compliance and enforcement organization
- Leading global workforce solutions company
- Leading U.S. -based energy technology company
- Fortune 500 technology company specializing in secure digital access
- One of the Largest hospitality companies in the world
- Hospitality operator in the upscale and lifestyle hotel segment

-6-
© 2025 authID Inc. All Rights Reserved.
authID

Empowering Partner Success

NEC
NEC Networks & System Integration Corporation

- authID's ID Verification and Privacy-Preserving Biometrics for NESIC's Symphonict Trust Platform
- authID's IDX platform shares the global ADI standard with Symphonict Trust, enabling NESIC to expand beyond Japan
- authID integrates NESIC's technologies to deliver a comprehensive Agentic AI solution for NEC/NESIC

Prove

- Powering Prove's Unified fraud platform with PrivacyKey's 1:1Billion signal w/o storing biometric data
- Migrating Prove customers from prior IDV vendor to authID's Proof for instant PrivacyKey creation
- Jointly shaping go-to-market strategy showcasing PrivacyKey's differentiation

MajorKey

- Co-developed and launched IDProof+, a High Assurance Identity Verification solution combining AuthID's Proof with Microsoft Entra Verified ID for Verifiable Credential issuance
- Partnership enables AuthID to serve as an Entra ID Verifiable Credential issuer and signer for MajorKey customers

-7-
© 2025 authID Inc. All Rights Reserved.
authID

authID Innovation Timeline

Innovating To Solve for Enterprise Adoption

2014-2023

The strongest foundation of trust for consumer/workforce enrollment & authentication

Proof™ **Verified™**



authID.ai
Scan ID
IDENTIFICATION



authID.ai
Take Your Selfie

+

2024

Breakthrough in privacy — no biometric data stored, ensuring GDPR, CCPA, and BIPA compliance unlocking enterprise adoption

PrivacyKey™



=

2025

Integrated prior innovations into an ADIA-conformant, enterprise-scalable solution delivering verifiable credentials for employees, contractors, and AI agents

IDX™ by authID

- **AI Agents**
- **Employees**
- **Contractors**

-8-

© 2025 authID Inc. All Rights Reserved.

authID Agentic AI Security

Bringing Accountability to AI Agents


Agent Initialization
Trusted Human Sponsor
Federated Login
PrivacyKey
by authID
Signed Attestation + Public Key
Custom Claim – JWT Access Token
AI
AI Agent with Human Sponsor Biometric Credential
Agent Operation
Credential Revocation
Signals
Agentic Controls
Immutable Audit Trail
PrivacyKey
Authentication
Human in the Loop

-9-
© 2025 authID Inc. All Rights Reserved.

Positioned to Capitalize on the Market Shift to Bionetrics • More Fraudsters are born because of AI • Existing Fraudsters launch more attacks because of AI • Deepfakes increase difficulty of telling real from fake • AI Agents can easily go rogue and enable fraud THE PROBLEM • Companies are reacting by adding biometrics • Identity providers are acquiring biometric companies THE REACTION Our Mandate is to use our Best Technology to win as many deals as possible within our Best Customer engagements executed by the Best Team in place and that is how we increase shareholder value THE CATALYST - 10 - © 2025 authID Inc. All Rights Reserved.

© 2025 authID Inc. All Rights Reserved. CFO Renarks

2025 Q3 GAAP Financial Results


Gross Revenue ($M)
0.25M
0.60M
0.69M
2.34M
'24 '25 '24 '25
3 months 9 months
Net Revenue ($M)
0.25M
(0.11M)
0.69M
1.63M
'24 '25 '24 '25
3 months 9 months
Operating Expenses ($M)
3.8M
5.1M
10.7M
15.7M
'24 '25 '24 '25
3 months 9 months
Net Loss ($M)
3.4M
5.2M
9.7M
13.9M
'24 '25 '24 '25
3 months 9 months
Net Loss Per Share
$0.31
$0.38
$0.97
$1.11
'24 '25 '24 '25
3 months 9 months

-12-
© 2025 authID Inc. All Rights Reserved.
authID

• RPO represents deferred revenue and non - cancelable contracted revenue over the life of the contract that has not yet been recognized. • Contracts are typically signed with a minimum 3 - year term. - 13 - © 2025 authID Inc. All Rights Reserved. Change Period Ending Ǫ4 2024 Ǫ3 2025 +$0.3M $0.2M $0.5M Deferred Revenue ($10.9M) $14.0M $3.1M Additional non - cancelable contracted revenue ($10.7M) $14.3M $3.6M Total Remaining Performance Obligation (RPO) 2025 Ǫ3 GAAP Financial Results Remaining Performance Obligation

2025 Ǫ3 Non - GAAP* Financial Results Q3 2024 Q3 2025 * See Q3 2025 Earnings Press Release for important information about Non - GAAP Measures **cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment Q2 2023 Q2 2024 3m o 9 mo bARR Booked Annual Recurring Revenue** ARR Annual Recurring Revenue Adjusted EBITDA Loss 9 months ended Sep 30 3 months ended Sep 30 2024 Est. UAC 2025 Est. UAC 2024 cARR 2025 cARR $2.35M $1.15M $1.88M $1.33M $0.54M $0.88M $0.19M $0.61M $0.08M $1.00M $1.02M $0.11M 2024 2025 2024 2025 1.7M 1.0M Q2 Q2 2024 2025 11.4M 7.8M 4.1M 2.9M ‘24 ’25 ‘24 '25 3 months 9 months - - 1 1 4 4 - - © 2025 authID Inc. All Rights Reserved.

Revenue Growth Stages Progressing through our growth stages to build a sustainable, recurring revenue stream - 15 - © 2025 authID Inc. All Rights Reserved. 2025 Q3 YTD Results 2024 Q3 YTD Results Measurement Stage $2.4M $1.9M Booked Annual Recurring Revenue (bARR) Secure new customer contracts with booked Annual Recurring Revenue Bookings 1 $3.6M $3.8M Remaining Performance Obligation (RPO) Establish contractual commitments from customers Financial Connitnents 2 $1.6M $0.7M GAAP Revenue • Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments Revenue 3 2025 Focus Retention Rate Net Revenue Retention Retain customer contracts and expand relationships with upsells and cross - sells Retention and Expansion 4

ǪGA © 2025 authID Inc. All Rights Reserved.